                                                                 EXHIBIT 10.22.3



                               GUARANTY AGREEMENT

         THIS GUARANTY AGREEMENT (as may be amended or otherwise modified from time to time, this "Guaranty") dated as of November 29, 2000, is from Probex Corp., a Delaware corporation ("Guarantor"), and is to and for the benefit of the Noteholders referred to hereinafter and Wilmington Trust Company, as Collateral Agent for the Noteholders (in such capacity the "Collateral Agent").


                                   WITNESSETH:

         A. Probex Fluids Recovery, Inc., a Delaware corporation (the "Company"), the various investors (collectively, the "Noteholders") as are or may from time to time become parties thereto and Guarantor have entered into a Note Purchase Agreement of even date herewith (herein, as the same may be amended, modified, supplemented, extended, rearranged, restated, or waived from time to time, called the "Note Purchase Agreement"), pursuant to which, upon the terms and conditions therein set forth, the Noteholders have agreed to advance funds to the Company, which funds are evidenced by the 7% Senior Secured Convertible Notes of the Company of even date herewith, in the aggregate original principal amount of $12,500,000, payable to the Noteholders, respectively (herein, as such convertible promissory notes are amended, extended, modified, rearranged and/or supplemented, from time to time together with any promissory notes given in extension, replacement, rearrangement, modification and/or substitution thereof or therefor, collectively called the "Notes"). Capitalized terms used herein without definition shall have the meanings assigned in the Note Purchase Agreement.

         B. As a condition precedent to the execution and delivery of the Note Purchase Agreement, the Guarantor is required to execute and deliver this Guaranty.

         C. The Guarantor has duly authorized the execution, delivery and performance of this Guaranty.

         D. It is in the best interests of the Guarantor to execute this Guaranty inasmuch as the Guarantor will derive substantial direct and indirect benefits from the funds to be advanced to Company pursuant to the Note Purchase Agreement.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor agrees, for the benefit of the Collateral Agent and each other Noteholder, as follows:

                                   ARTICLE I.

                                    Guaranty

1.1. Guaranty. For value received, and in consideration of any loan or other financial accommodation, heretofore or hereafter at any time made or granted to the Company by the Noteholders, the Guarantor hereby unconditionally guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations of the Company to the Collateral Agent and each Noteholder and their successors and assigns, howsoever created, arising or evidenced, whether direct or indirect, primary or secondary, absolute or contingent, joint or several, or now or hereafter existing or due or to become due, including, without limitation, all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. Section 362(a), and the operation of Sections 502(b) and 506(b) of such Bankruptcy Code, 11 U.S.C. Section 502(b) and
Section 506(b), under and in connection with the Note Purchase Agreement, including, without limitation under (a) the Notes, (b) the Note Purchase Agreement and (c) the Security Agreement (all such obligations being hereinafter collectively called the "Liabilities"), and the Guarantor further agrees to pay all expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by the Collateral Agent and any other Noteholder in endeavoring to collect the Liabilities, or any part thereof, and in enforcing this Guaranty. Anything herein contained to the contrary notwithstanding, the amount of this Guaranty, however, shall not exceed the maximum amount which the Guarantor can pay under this Guaranty without having such payment set aside as a fraudulent transfer or conveyance or similar action under such Bankruptcy Code or any applicable state law. The term Liabilities shall include any future advances by the Noteholders (whether in the form of debt or equity) to or for the benefit of the Borrower, regardless of whether before or after the Noteholders become the owner of any or all of the stock in the Borrower. This Guaranty is a direct obligation of Guarantor to make the Investors whole on the investment evidenced by the Notes and the Note Purchase Agreement (including interest and other amounts payable under the Note Purchase Agreement).

1.2. Bankruptcy. The Guarantor hereby agrees that, in the event of the dissolution or insolvency of the Company or the Guarantor, or the inability or failure of the Company or the Guarantor to pay their respective debts as they become due, or an assignment by the Company or the Guarantor for the benefit of creditors, or the commencement of any case or proceeding in respect of the Company or the Guarantor under any bankruptcy, insolvency or similar laws, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, the Guarantor will pay to the Noteholders forthwith the full amount which would be payable hereunder by the Guarantor as if all Liabilities were then due and payable.

1.3. Setoff. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of, and throughout the continuance of, any Event of Default under the Note Purchase Agreement (an "Event of Default"), the Collateral Agent and each Noteholder and each subsequent holder of any of the Notes is hereby authorized by the Guarantor without notice to the Company, the Guarantor or any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all indebtedness at any time held or owing by the Collateral Agent or any Noteholder, that Noteholder or that subsequent holder to or for the credit or the account of the Guarantor, whether or not matured, against and on account of the obligations and liabilities of the Company or the Guarantor to the Collateral Agent, such Noteholder or such subsequent holder under the Note Purchase Agreement, including, but not limited to, all claims of any nature or description arising out of or connected with the Financing Documents (as such term is defined in the Intercreditor Agreement) irrespective of whether or not (a) the Collateral Agent, such Noteholder or such subsequent holder shall have made any demand hereunder, or (b) the liabilities or any other amounts due hereunder shall have become due and payable and although said obligations and liabilities, or any of them, may be contingent or unmatured.

1.4. Guaranty Absolute, etc. This Guaranty shall in all respects be a continuing, absolute and unconditional Guaranty, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of the Company or the Guarantor or that at any time or from time to time all Liabilities may have been paid in full), until all Liabilities (including any renewals, extensions and/or rearrangements of any thereof), all interest thereon and all reasonable expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by the Collateral Agent and the other Noteholders in endeavoring to collect the Liabilities and in enforcing this Guaranty shall have been finally paid in full and the Commitments have been permanently terminated.

1.5. Reinstatement. The Guarantor further agrees that, if at any time all or any part of any payment theretofore applied by the Collateral Agent or any Noteholder to any of the Liabilities is or must be rescinded or returned by the Collateral Agent or any Noteholder for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Company), such Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Collateral Agent or any Noteholder, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Collateral Agent or any Noteholder had not been made.

1.6. Rights of the Collateral Agent and Noteholders. The Collateral Agent or any Noteholder may, from time to time, at its sole discretion and without notice to the Guarantor, take any or all of the following actions:

         (a) retain or obtain a lien upon or a security interest in any property of the Company to secure any of the Liabilities or any obligation hereunder;

         (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the Guarantor, with respect to any of the Liabilities;

         (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of any Guarantor hereunder or any obligation of any nature of any other obligor with respect to any of the Liabilities;

         (d) extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property securing any of the Liabilities; or

         (e) resort to Guarantor for payment of any of the Liabilities, whether or not the Collateral Agent or the Noteholders shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Liabilities (all of the actions referred to in this clause being hereby expressly waived by the Guarantor).

1.7. Application of Payments. Any amounts received by the Collateral Agent or any Noteholder from whatsoever source on account of the Liabilities may be applied by it toward the payment of such of the Liabilities, and in such order of application, as the Collateral Agent or any Noteholder may from time to time elect, in each case consistent with the terms and provisions of the Note Purchase Agreement and the Intercreditor Agreement.

1.8. Waiver.  (a)      The Guarantor hereby expressly waives:

                  (i) notice of the acceptance by the Collateral Agent or any Noteholder of this Guaranty;

                  (ii) notice of the existence or creation or non-payment of all or any of the Liabilities;

                  (iii) presentment for payment, demand, protest, notice of intent to accelerate, notice of acceleration, notice of dishonor and all other notices whatsoever;

                  (iv) all diligence in collection or protection of or realization upon the Liabilities or any portion thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing; and

                  (v) any rights under, or any requirements imposed by, Chapter 34 of the Texas Business and Commerce Code (or other applicable laws giving rights or defenses to sureties), as amended, and any rights or requirements that the Collateral Agent or any Noteholder first enforce any rights or remedies against the Borrower or any other guarantor or against any collateral for any of Liabilities.

         (b) No delay on the part of the Collateral Agent or any Noteholder in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Collateral Agent or any Noteholder of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon the Collateral Agent or any Noteholder except as expressly set forth in a writing duly signed and delivered on behalf of the Collateral Agent or such Noteholder. No action of the Collateral Agent or any Noteholder permitted hereunder shall in any way affect or impair the rights of the Collateral Agent or any Noteholder and the obligations of the Guarantor under this Guaranty. The obligations of the Guarantor under this Guaranty shall be joint, several, absolute and unconditional irrespective of any circumstance whatsoever which might constitute a legal or equitable discharge or defense of Guarantor. The Guarantor hereby acknowledges that there are no conditions to the effectiveness of this Guaranty.

1.9. Subrogation. No payment made by or for the account of the Guarantor pursuant to this Guaranty shall entitle Guarantor by subrogation or otherwise to demand or receive any payments by the Company or from or out of any properties of the Company until the Liabilities shall have been paid in full. The Guarantor shall not exercise any right or remedy against the Company or any properties of the Company by reason of any performance by the Guarantor of this Guaranty until the Liabilities shall have been paid in full.

1.10. Subordination. The Guarantor hereby subordinates its rights to payment from the Borrower of any obligations, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to become due (collectively, the "Guarantor Liabilities"), to the Liabilities of the Borrower to the Collateral Agent and the Noteholders, and no payments or other distributions whatsoever in respect of any such Guarantor Liabilities shall be made, nor shall any property or assets of the Company be applied to the purchase, acquisition or retirement of any such Guarantor Liabilities; provided that payments on such Guarantor Liabilities may be made at any time no Event of Default or event, which with the passage of time or notice, or both, may become an Event of Default shall have occurred and be continuing. Any payments received by the Guarantor in respect of any such Guarantor Liabilities owing to it other than as expressly provided herein shall be held in trust for the Collateral Agent and the Noteholders.

1.11. Excess Liabilities. The creation or existence from time to time of Liabilities in excess of the amount to which the right of recovery under this Guaranty is limited, if any, is hereby authorized, without notice to the Guarantor, and shall in no way affect or impair the rights of the Noteholders and the obligations of the Guarantor under this Guaranty.

1.12. Successors. Transferees and Assigns. The Collateral Agent and each Noteholder may, from time to time, without notice to the Guarantor, assign or transfer any or all of the Liabilities or any interest therein in accordance with the terms of the Note Purchase Agreement; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were the transferring Noteholder; provided, however, that, unless the transferring Noteholder shall otherwise consent in writing, the transferring Noteholder shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Guaranty, for the benefit of the transferring Noteholder as to those of the Liabilities which the transferring Noteholder has not assigned or transferred.

                                  ARTICLE II.

                         Representations And Warranties

2.1. Independent Means of Obtaining Information. The Guarantor hereby represents and warrants to the Collateral Agent and each Noteholder that it now has and will continue to have independent means of obtaining information concerning the affairs, operations, financial condition, business and prospects of the Company.

2.2. Authorization; No Conflict. The Guarantor hereby further represents and warrants to the Collateral Agent and each Noteholder that

         (a) the execution and delivery of this Guaranty, and the performance by the Guarantor of its obligations hereunder, are within Guarantor's corporate powers and have been duly authorized by all necessary corporate action on the part of Guarantor; and

         (b) this Guaranty has been duly executed and delivered on behalf of Guarantor and is the legal, valid and binding obligation of Guarantor, enforceable in accordance with its terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and equitable principles relating to or limiting creditors' rights generally, the making and performance of which do not and will not contravene or conflict with the articles or certificate of incorporation and by-laws or other corporate governance documents of Guarantor or violate or constitute a default under any law, any presently existing requirement or restriction imposed by any judicial, arbitral or governmental instrumentality or any agreement, instrument or indenture by which the Guarantor is bound.

2.3. Validity and Binding Nature. This Guaranty shall be binding upon the Guarantor, and upon the successors and assigns of the Guarantor, and shall include any successor or successors, whether immediate or remote, to such entity; provided, however, that the Guarantor may not assign any of its obligations hereunder without the prior written consent of the Collateral Agent and the Noteholders.

                                  ARTICLE III.

                            Miscellaneous Provisions

3.1. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. This Guaranty, and the rights and duties of the parties hereto, shall be construed in accordance with and governed by the internal laws of the State of Texas. The Guarantor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Northern District of Texas and of any Texas state court sitting in Dallas, Texas for purposes of all legal proceedings arising out of or relating to this Guaranty or the transactions contemplated hereby. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. EACH PARTY TO THIS GUARANTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS SECTION, THE RIGHTS, DUTIES, IMMUNITIES, INDEMNITIES AND STANDARD OF CARE OF WILMINGTON TRUST COMPANY, INDIVIDUALLY, AND AS COLLATERAL AGENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

3.2. Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable laws, but if any provision of this Guaranty shall be prohibited by or invalid under such laws, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

3.3. Notices. Except as otherwise specified herein, all notices under this Guaranty shall be in writing (including cable, telecopy or telex) and shall be given to the Guarantor at the address, telecopier number or telex number set forth on the signature page hereof or such other address, telecopier number or telex number as Guarantor may hereafter specify by notice to the Collateral Agent, given by courier, by United States certified or registered mail, by telegram or by other telecommunication device capable of creating a written record of such notice and its receipt. Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section on the signature pages hereof and a confirmation of receipt of such telecopy has been received by the sender, (ii) if given by telex, when such telex is transmitted to the telex number specified on the signature pages hereof and the answerback is received by sender, (iii) if given by courier, when delivered, (iv) if given by mail, five (5) days after such communication is deposited in the mail, certified or registered with return receipt requested, or (v) if given by any other means, when delivered at the addresses specified on the signature page hereof. Notwithstanding anything to the contrary in this Section 3.3, any notice given to the Collateral Agent shall be effective only upon receipt by the Collateral Agent.

                          [Signatures on the next page]

         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its duly authorized officer as of the date first above written.


                               GUARANTOR:

                               Probex Corp., a Delaware corporation



                               By: /s/ BRUCE A. HALL
                                  ---------------------------------------------
                               Name: Bruce A. Hall
                                    -------------------------------------------
                               Title: Senior Vice President & Chief Financial
                                      Officer
                                      -----------------------------------------
                               Address:   13355 Noel Road, Suite 1200
                                          Dallas, Texas 75240
                               Attention: Bruce Hall
                                          Telecopy No. 972/980-8545

                              COLLATERAL AGENT:

                              WILMINGTON TRUST COMPANY



                              By: /s/ JOSEPH B. FEIL
                                 ---------------------------------------------
                              Name: Joseph B. Feil
                                   -------------------------------------------
                              Title: Senior Financial Services Officer
                                    ------------------------------------------

                              Address:   Wilmington Trust Company
                                         1100 North Market Street
                                         Rodney Square North
                                         Wilmington, DE 19890-0001
                              Attention: Corporate Trust Administration - Probex